OLD MUTUAL US TREASURY MONEY MARKET FUND

JUNE 21, 2010 Summary Prospectus

Institutional Class Shares* (OUTXX)

Before you invest in the Fund, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  You may find the Fund’s statutory prospectus, statement of additional information, and other information about the Fund online at https://www.fundinsite.com/site/old-mutual-funds.aspx.  You may also obtain this information at no cost by calling 800-347-9256 or by sending an email request to oldmutual@fundinsite.com.  The Fund’s statutory prospectus and statement of additional information, both dated June 21, 2010, are incorporated by reference into this summary prospectus.

*  Institutional Class shares of the Fund are not currently offered for sale.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Investment Objective

The Fund is a money market fund that seeks maximum safety and liquidity with the highest available current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Additional fees may be imposed by your adviser, broker, or financial intermediary.

Institutional Class
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees1	0.18%
Other Expenses2	0.28%
Total Annual Fund Operating Expenses	0.46%
Fee Waivers and/or Expense Reimbursement	(0.26)%
Net Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursement3	0.20%

1	Management Fees include fees for advisory and administrative services.

2	Other Expenses are based on estimated amounts for the current fiscal year.

3
Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”) contractually agreed to limit the operating expenses of the Institutional Class shares of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 0.20% through December 31, 2011.  The Adviser is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the fees were waived. This expense limitation and fee waiver agreement may be amended or continued beyond December 31, 2011 by written agreement of the parties.

The Adviser voluntarily agreed to waive its fees or reimburse Fund expenses to the extent necessary to assist the Fund in maintaining a minimum yield of 0.0%.  There is no guarantee that the Fund will maintain this yield.  The agreement to reimburse expenses to maintain a 0.0% minimum yield is voluntary and may be discontinued by the Adviser at any time.

Example

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s annual operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years*
Institutional Class	$20	$121

*The Adviser contractually agreed to limit the operating expenses of the Institutional Class shares of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75%, effective January 1, 2012 through December 31, 2020.  The Adviser is entitled to reimbursement from the Fund of any fees waived pursuant to this arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the fees were waived. The extended expense limitation agreement may be amended or continued beyond December 31, 2020 by written agreement of the parties.

Principal Investment Strategies

To pursue its objective, the Fund invests in direct obligations of the U.S. Treasury, including repurchase agreements relating to such securities.  The Fund seeks to maintain a stable $1.00 share price.

The Portfolio Managers monitor a range of economic and financial factors to weigh the yields of money market securities of various maturities against their levels of interest rate and credit risk.  Based on their analysis, the Portfolio Managers generally invest the Fund’s assets in a mix of direct obligations of the U.S. Treasury and repurchase agreements backed by such securities that is intended to provide as high a yield as possible without violating the Fund’s credit quality policies or jeopardizing the stability of the Fund’s share price.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Interest Rate Risk.  Most of the Fund’s performance depends on interest rates.  When interest rates fall, the Fund’s yields will typically fall as well.

Counter-Party Risk.  Performance could also be harmed if any of the counter-parties to repurchase agreements has its credit rating reduced or goes into default.

Yield Risk.  The Fund’s emphasis on direct obligations of the U.S. Treasury may mean that its yields are lower than those available from certain other money market funds, on either a before- or after-tax basis.  Over time, the Fund may produce lower returns than bond or stock investments.

Market Risk.  Recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated.  Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.  Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

Performance Information

Performance information is not presented since the Fund is new. Performance information will be presented for the Fund after it has been in operation for one complete calendar year.

Management

Investment Manager:  Old Mutual Capital, Inc.

Investment Sub-Adviser:  Dwight Asset Management Company LLC

Purchase and Sale of Fund Shares

Institutional Class shares of the Fund are not currently offered for sale but may be in the future.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund, provided they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.  The Adviser reserves the right to change the investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

You may purchase or sell your shares of the Fund any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account or by contacting the Fund’s transfer agent at 800-347-9256.  Your broker-dealer or financial institution may charge you a fee for this service.

Tax Information

The Fund’s distributions (other than a return of capital) are generally taxable to you as ordinary income, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Distributed by Old Mutual Investment Partners
R-10-038  06/2010